Exhibit 32.2

Certification of the Chief Financial Officer

Pursuant to Rule 18 U.S.C. Section 1350

In connection with the Annual Report on Form 10-K of Commercial Bancgroup, Inc. (the “Company”) for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Philip J. Metheny, Executive Vice President, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2026	By:	/s/ Philip J. Metheny
		Name:	Philip J. Metheny
		Title:	Executive Vice President, Chief Financial Officer